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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 10, 2006

                             EARTHSHELL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         Delaware                   333-13287                  77-0322379
(State or other jurisdiction       Commission                (IRS Employer
    of incorporation)              File Number)            Identification No.)


             1301 York Road, Suite 200, Lutherville, Maryland 21093
               (Address of principal executive offices) (Zip code)


                                 (410) 847-9420
               Registrant's telephone number, including area code:

                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On February 10, 2006, EarthShell Corporation, a Delaware corporation (the "Company"), entered into a Letter Agreement (the "Agreement") with Earthshell Asia, Limited, a Hong Kong limited liability company ("EA"), which amended and restated a letter Agreement dated as of August 22, 2005 and amended a Stock Purchase Agreement dated as of August 22, 2005 and five sublicense agreements dated August 22, 2005, all of which were entered into by the Company and EA.

      As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on February 3, 2006, although the Agreement was dated December 9, 2005, the Agreement was not to be signed and delivered until all conditions to the transactions described therein were satisfied. On February 10, 2006, all of the conditions described in the Agreement were satisfied, the Agreement was deemed signed and delivered and the transactions contemplated therein were completed. Pursuant to the Agreement, the Company is eligible to receive a total of up to $2.6 million from a combination of prepaid technology fees (up to $1.7 million) upon the satisfaction of certain conditions, and $900,000 for the sale of (i) 266,667 shares of its common stock (the "Shares"), and (iii) for the issuance of warrants to purchase one million thirty three thousand three hundred thirty three (1,033,333) shares of the Company's common stock at $3.90 per share (the "Warrants"). As consideration for the Shares, the Company received $500,000 from EA in August 2005, an additional $300,000 in December 2005 and the final payment of approximately $61,000 on February 10, 2006. Upon receipt of the final payment, the Company issued the Shares and the Warrants to various investors affiliated with EA (the "Investors").

      The Company also signed and delivered an Investor Rights Agreement with each of the Investors dated as of December 9, 2005. Pursuant to the terms of the Investor Rights Agreement, the Company granted registration rights to the Investors.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:


      4.1 Investor Rights Agreement dated as of December 9, 2005, by and among EarthShell Corporation and the parties signatory thereto.

      4.2   Form of EarthShell Corporation Common Stock Warrant

      10.1 Letter Agreement dated as of December 9, 2005, by and between EarthShell Corporation and EarthShell Asia, Limited.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EARTHSHELL CORPORATION

Date: February 10, 2006                 By: /s/ D. Scott Houston
                                            ------------------------------------
                                        Name:   D. Scott Houston
                                        Title:  Chief Financial Officer


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                                INDEX TO EXHIBITS

NO.   DESCRIPTION

4.1 Investor Rights Agreement dated as of December 9, 2005, by and among EarthShell Corporation and the parties signatory thereto.

4.2   Form of EarthShell Corporation Common Stock Warrant

10.1 Letter Agreement dated as of December 9, 2005, by and between EarthShell Corporation and EarthShell Asia, Limited.


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